1 | P a g e BBVA Compass Fixed Income Investor Call Script Company Participants: Chris Marshall, EVP and Treasurer Ed Bilek, EVP and Director Shareholder Relations Ed Bilek: Hello, and thank you for joining us. I’m Ed Bilek, Director of Shareholder Relations for BBVA Compass and joining me on our call today, Chris Marshall, our Treasurer. We will be taking you through the fixed income investor presentation, which is available for download on our website, BBVAcompass.com, and is located under the Fixed Income section of our Investor Relations homepage. Before we get started, I would like to remind you that today's presentation may contain forward-looking statements, which are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results, capital and other financial conditions may differ materially from these statements due to a variety of factors, including the precautionary statements referenced in our discussion today and those included in our SEC filings, including without limitation the Risk Factors section of our 2015 Form 10-K which was filed with the SEC yesterday. We're pleased to be hosting our first Fixed Income Investor Review which we hope provides additional insight into the Bank’s operating activities and results. We thought this would be useful for investors as an addition to our regular earnings releases, SEC reporting, and call reports. We plan on conducting these calls periodically going forward. I'd like to begin with a brief summary of the Bank’s footprint on slide 5, where the Bank has focused primarily on higher-growth “sunbelt” markets:  BBVA Compass is currently ranked as the 2nd largest bank in Alabama, the 4th largest bank in Texas and the 4th largest bank in Arizona based on deposit market share. Here you can see we have a sizable footprint in Texas, and later in this call we want to address some of what we’re seeing in our energy business.  For a number of years, the bank has been opening loan production offices in high growth markets outside our footprint. These LPOs are intended to be located in attractive markets and further the reach of both our commercial bank as well as our wealth management unit.  The Company's total assets at December 31, 2015 were $90.0 billion, an increase of $6.8 billion from December 31, 2014 levels.  Total loans excluding loans held for sale were $61.4 billion at year-end, an increase of $4.0 billion or 6.9% from prior year levels. The growth in loans was primarily due to increases in commercial loans and consumer direct and indirect loans which we will get to later in the call.  Over the same time, deposits increased $4.8 billion or 7.8%, driven by noninterest bearing demand deposits which increased 12.4%. Then on slides 6 and 7, we’ve included some details on the bank’s transformation from a smaller regional bank to BBVA Compass today, along with our move towards a real-time platform and an industry leading position in disruptive financial technologies, which is a global focus of BBVA. I’d like to turn it over to Chris who will provide more insight into our financial results and condition. Chris Marshall: Thanks Ed. We appreciate everyone joining us today. So let’s continue by turning to slide 8, I’d like to highlight some key points from our full year results and the fourth quarter 2015 .  We recently reported earnings of $490 million for 2015, a five percent increase from $467 million in 2014. Net income attributable for the fourth quarter of 2015 was $87 million compared to the $102 million earned during the fourth quarter of 2014 driven by higher provisions – which we will speak to later in the call.  Strong loan and noninterest bearing deposit growth led to a 1 percent increase in net interest income for the full year despite the runoff of the Guaranty Bank portfolio,

2 | P a g e  Revenue from fee-based businesses grew 6 percent.  In this challenging operating environment, we’ve had an intense focus on expenses, and you can see that our expenses fell 2%.  Provision for loan losses was $194 million for 2015 compared to $106 million of provision for loan losses for 2014.  Provision for 2015 was impacted by loan growth in the commercial loan portfolios and consumer direct and indirect portfolio as well as a decline in credit quality indicators primarily driven by downgrades in the energy portfolio later during 2015.  The tax rate was favorable in the fourth quarter reflecting the release of reserves from a previous IRS audit that was completed in the fourth quarter. Moving to slide 9, you can see our core margin and Guaranty Bank components.  Recall that Guaranty Bank was an FDIC-assisted purchase that we made in 2009, where we acquired a high yielding loan portfolio (with the marks and subject to a loss share agreement).  That high-yielding Guaranty Bank portfolio is running off, while our loan growth is translating to core dollar margin growth. This was particularly impactful in the fourth quarter, where you can see Guaranty Bank interest income fell $35 million year over year.  Exclusive of this Guaranty loan portfolio, we are seeing the solid loan growth translate to dollar margin growth. Percent margin was 36 bps lower YoY, but that was heavily driven by the runoff of the high-yielding Guaranty loan portfolio and the Treasury matched-repo book that we are running at our Section 20 securities subsidiary to generate eligible revenue. Those two factors account for 25 bps of the 36 bps drop in percent margin YoY in the fourth quarter. Turning to slide 10, noninterest income was $977 million for 2015, an increase of $59 million compared to $917 million reported for 2014. Exclusive of securities gains, fee income was up $38 million or 4%.  The increase in total noninterest income was driven by increases in investment banking and advisory fees, and other noninterest income that included a gain on a mortgage loan sale.  These were partially offset by decreases in retail investment sales and asset management fees.  There are a few items worth pointing out here: o One is that we saw robust growth in some key client-centric businesses such as Investment Banking and Mortgage Banking, o Continued low rates have weighed on retail investment sales which include annuity products. o Additionally, the asset management business faces a difficult prior year comparison due to the sale of CIC, a wealth management firm that occurred in the first quarter of 2016. Expenses are detailed on slide 11, this is a real area of attention for the bank.  Noninterest expense was $2.1 billion for 2015, a decrease of $44 million compared to 2014. The lower level of noninterest expense was primarily attributable to a decrease in FDIC indemnification expense and amortization of intangibles. Exclusive of the indemnification and amortization, expenses were up just 1%.  It is important to note that there are increased expenses for the Bank’s digital initiatives in Simple and Spring Studio which have driven some of our costs higher year over year. In particular, we recognized a $17 million goodwill impairment on Simple in December which is what is driving up fourth quarter Other expense. Simple and Spring Studio are BBVA Group financial technology investments that are housed here at BBVA Compass.  Despite the rising tide of regulatory and compliance spending industry wide, the bank has maintained discretionary expenses essentially flat with continued focus on paring back elective spending, increasing efficiencies. Credit quality on slide 12 remained an overall positive story, even with developments in the Oil & Gas industry.  NPLs and NPAs remain at historically low levels, as do charge-offs.  The coverage ratio with ALLL as a percent of NPLs remains at a solid 160% at the end of the fourth quarter.

3 | P a g e Additional NPL and NPA detail is on slide 13, where despite modest increases over the last year, credit metrics remained at low levels with NPLs at 0.78% at the end of the fourth quarter and NPAs at 0.82%. Moving to slide 14, we show continued low levels of charge-offs. Provision expense which increased in the 4th quarter, was driven by a few factors including the consumer direct and indirect portfolio but primarily driven by a decline in credit quality indicators and downgrades in the energy portfolio. We expect additional provisions for the Energy portfolio in the first quarter. Turning to loan growth on slide 15, we see continued solid loan growth across a diverse footprint and industry groups. The primary drivers of the loan growth throughout 2015 and specifically in the fourth quarter were:  Commercial lending, commercial real estate – more so earlier in the year, and indirect auto lending. On slide 16 you can see the growth in the CF&A portfolio reflecting continued execution of the Bank’s LPO and Specialty lines strategy which has focused on broadening our lending footprint in high growth markets and sectors.  These LPOs in particular are built with bankers who have had a presence in those markets. Our objective is to build full relationships with cross-sell opportunities, including deposits.  The specialty lines bring industry expertise such as in Health Care, Government & Institutions, Energy and so forth. Slide 17 gives some further detail on the CF&A portfolio, where you can see large pockets of growth across Consumer & Healthcare, Capital Goods & Industrial Services and Telecom.  CIB activity is driving the telecom growth.  Additionally, our health-care specialty group which has benefitted from growth in many healthcare sectors focused on scale, efficiency and streamlining costs, partly as a result of the Affordable Care Act and Accountable Care Organizations.  Overall, there is a trend of more M&A and consolidation activity that is generating financing and capital needs.  Energy grew $228 million over 2015, which brings us to several slides where you can see a more detailed break-down of the Energy portfolio On page 18, I want to draw your attention to our experience and commitment to the Energy sector, where we have had a dedicated Energy lending group since 1994 with in-house engineering expertise and dedicated risk and underwriting assets.  This has resulted in a very balanced and conservative portfolio where 87% of exploration and production balances are secured by engineered reserves  We purposefully built a portfolio with minimal direct exposure to the Oil Drilling and Support Services companies. Moving to slide 19, I want to highlight that while we’ve seen some growth year over year in Energy, this is primarily driven by scheduled draws related to project finance lending for natural gas liquefaction facilities. You can see Exploration and Production lending was down about 10% or over $200 million versus last year. Moving to slide 20, we provide some additional details on our risk profile, where you can see we compare favorably to peers in many respects. The Company employs a variety of risk management strategies, including the use of concentration limits, conservative underwriting standards and continuous monitoring.  The portfolio is being closely monitored by the Bank’s Enterprise Risk Management group and subject to a SNC review.  The overall level of loans rated special mention or lower in the energy portfolio at December 31, 2015 is 16.3%, comprised of 4.3% rated special mention and 12.0% rated substandard or lower. Loan loss coverage currently stands at 2.3%, however this only includes allowance specifically attributable to Energy loans and the bank maintains an unallocated reserve which provides additional coverage in the event losses prove greater than anticipated. Moving to slide 21,  Commercial real estate mortgage loans grew $0.6 billion to $10.5 billion at year end 2015

4 | P a g e  Real estate - construction loans grew $0.2 billion to $2.4 billion over the same time.  We’ve seen some modest growth recently in-line with the broader recovery in commercial real estate markets, and we are very comfortable with the lending and underwriting discipline the bank practices, and note that CRE as a percent of loans is still well below peak levels when the bank undertook a deliberate strategy to reduce the concentration of CRE loans and further diversify the Bank’s loan portfolio.  The other thing I’d like to point out is the geographic diversity of the loan portfolio which we think helps insulate the bank from weakness in any particular markets tied to Oil, such as Houston. Energy impacted markets are a relatively small portion of our overall CRE portfolio. Turning to slide 22, you can see the consumer lending portfolio, which has seen relatively steady growth.  The primary growth driver has been consumer indirect, reflecting the increased focus on automobile lending.  The other key point I’d like to make is the residential real-estate portfolio has historically been more weighted towards purchase versus refinance, about 75% purchase and 25% refinance, so we don’t expect a huge drop in activity as rates rise as you may have seen elsewhere in the industry. Shifting gears, on slide 23 you can see how we manage the Bank’s funding /liquidity which is independent of the parent. Moving to slide 24, the bank has a demonstrated ability to raise deposits to fund loan growth, and you can see a very broad deposit base in terms of type. Nearly 40% of the accounts are transaction accounts and about 29% are non- interest bearing. You can see the growth in deposits has been largely commensurate with the growth in loans, and versus peer banks we’re growing a few percentage points faster. On slide 25, you can see we’ve been deliberately broadening and diversifying our funding base, most notably with senior and subordinated debt issuance over the past couple of years.  We established our Bank Note Program purposefully to develop a program to access the capital markets.  The majority of brokered CD funding has been related to the acquisition of High Quality Liquid Assets for LCR purposes. Note that the growth in brokered deposits is inflated by a re-classification of certain deposit types as opposed to pure growth in balances.  Keep in mind that we are not only required to meet the U.S. LCR rules where we are a “modified” or regional bank, but we must also meet the more stringent parent LCR rules. Turning to slide 26, you can see that we have built a large excess cash position and unencumbered liquid securities portfolio for LCR purposes. While recent market volatility has made the trajectory of rate rises more uncertain, we remain an asset sensitive bank and believe that we will be well positioned for when rates rise. On slide 27 we present the bank’s interest rate sensitivity, where you can see a sizable increase in NII as rates rise. This analysis assumes a gradual and sustained parallel shift in interest rates, expectations of balance sheet growth and composition and the Company’s estimate of how interest-bearing transaction accounts would re-price in each scenario using current yield curves at December 31, 2015. What we have seen so far, after the Fed’s rate increase in December, is limited movement in industry customer deposit rates. On slide 28, you can see our capital levels.  At year end, Common Equity Tier 1 stood at 10.70% and Tier 1 Capital stood at 11.08%. During 2015 we paid common dividends of $95 million to our sole shareholder, BBVA.  Note that we completed in the fourth quarter a $230 million perpetual preferred issuance to the parent from the holding company in order to supplement the company’s Tier 1 capital. While we have an independent funding and liquidity model, in this case it made sense to issue to the parent since they could not get consolidated capital treatment under the European Regulatory guidelines unless the U.S. instrument had certain triggers tied to the parent’s capital levels, and that was just not a market that exists in the United States.

5 | P a g e  We are now in our third year as a CCAR bank. It’s important to remember, any future dividends paid from Holding Company must be set forth as capital actions in the Company's capital plans and not objected to by the Federal Reserve Board. Finally, on slide 29, you see our ratings. Note that we have recently had credit opinions written by Moody’s and S&P. Moody’s affirmed our ratings and outlook. S&P affirmed our ratings, but changed our outlook to negative due to the uncertainty in the energy sector. With that, we'll end our prepared remarks. We appreciate you taking the time to listen in on our call today. If you have any follow-up questions, please reach out to Ed via phone at 205.297.3331 or via email at ed.bilek@bbva.com